Salomon Brothers
                 Opportunity Fund Inc



                 Annual Report

                 AUGUST 31, 1998



--------------------------------------------------
                 Salomon Brothers Asset Management
                 -------------------------------------------------

                                 Salomon Brothers
                                 Opportunity Fund Inc
                                                               October 21, 1998

Dear Shareholder:

The net asset value of each of your shares at August 31, 1998 was $47.36, equivalent to $48.95 assuming the distributions from income and capital gains paid in December 1997 were reinvested in additional shares of the Fund. This represented a decrease of 3.3% from $50.64 on August 31, 1997, compared with an increase of 8.1% for the Standard & Poor's Index of 500 Stocks.

There were few major transactions in the Fund during the fiscal period that ended on August 31, 1998, except for the tender of the substantial position in APL to a Far Eastern shipping line. Cash was increased through several other sales from 10% to over 15% of assets. At present the cash is approximately 20% which we intend to reduce as new investment opportunities arise.

Although the stock market reached peak levels last year, it was a peak with gambling undertones. In our view, rationalizations were stretched to justify the consequent high price earnings multiples.

We found it difficult to locate attractive new investments. And since we manage the Fund to avoid realizing long-term capital gains and the tax impact of those gains to shareholders, we limited our purchases to minor thrusts - offsetting most of them with equivalent valued sales. We continue to believe in the long-term potential of the portfolio.

How do we envision the future? It appears that some effort is being made at present to contain the recent problems related to excessive loans and non-self liquidating investments - though there is no certainty of success.

Interest rates have been lowered in order to avert a credit crunch and to increase the liquidity of the lending institutions.

The U.S. is, moreover, experiencing greater trade deficits - which we believe to be a positive development. These deficits should help stabilize foreign economies.

S A L O M O N   B R O T H E R S   O P P O R T U N I T Y   F U N D   I N C

The U.S. has the wherewithal to absorb these deficits: the deficits are one way of sharing the benefits of the low inflation that resulted from the over-investments that have produced the overcapacity so beneficial to the U.S.

We are not, however, convinced that the measures taken to-date are sufficient. Consequently, we continue to retain a sizable cash position, but we are starting to nibble.

On the following pages you will find audited financial statements of the Fund at August 31, 1998 and an unaudited list of portfolio changes for the six months ended on that date.

If you would like to open an IRA or have any questions about the Fund, please call 1-888-777-0102, toll free.

We appreciate the confidence you have demonstrated in the past and hope to continue to serve you in future years.

                                        Cordially,

                                        /s/ Irving Brilliant

                                        Irving Brilliant
                                        President and Portfolio Manager

S A L O M O N   B R O T H E R S   O P P O R T U N I T Y   F U N D   I N C

Results of an Investment in Salomon Brothers Opportunity Fund Inc

Set forth below are average annual total return figures for the periods indicated and a graph showing the value of a hypothetical $10,000 investment made in Salomon Brothers Opportunity Fund Inc on August 31, 1988. The average annual total return figures and the information in the graph represent past performance; they reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in additional shares of the Fund. Investment return and share price of the Fund will fluctuate. Shares when redeemed may be worth more or less than original cost.

AVERAGE ANNUAL TOTAL RETURN
The average annual total return over the periods indicated below shows the average annual percentage change in value of an investment in the Fund from the beginning of the measuring period to the end of the measuring period. When considering "average" total-return for periods longer than one year, it is important to note that the Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period.

The Fund's average annual total return for the periods indicated was as follows:

      - 3.34% for the one-year period beginning September 1, 1997 and ended August 31, 1998;

      +14.27% for the five-year period beginning September 1, 1993 and ended
       August 31, 1998;

      +13.14% for the ten-year
       period beginning September 1, 1988 and ended August 31, 1998.


PERFORMANCE COMPARISON -- GROWTH OF $10,000

             Salomon
             Brothers
            Opportunity
DATE         Fund Inc       S&P 500

8/88          10000          10000
8/89          13292          13918
8/90          10549          13223
8/91          12997          16774
8/92          14674          18101
8/93          17637          20849
8/94          18767          21987
8/95          22719          26696
8/96          25302          31694
8/97          35546          44568
8/98          34359          48187

Past performance is not predictive of future performance

S A L O M O N   B R O T H E R S   O P P O R T U N I T Y   F U N D   I N C

Major Portfolio Changes for the six months ended August 31, 1998 (unaudited)

Additions+
----------------------------------------------------
                                       Shares/
                                      Principal
                                       Amount
                                   -----------------
Amcast Industrial.................     4,000
Dravo.............................     8,000
FDX...............................     4,000(1)
Fine Host, 5.00%, due 11/1/04.....$1,750,000(1)
Forest City Enterprises, Class B,
  Conv. ..........................     4,000
Foster Wheeler....................     5,000(1)
IBP...............................     7,600
Mellon Bank.......................     3,000(1)
Mississippi Chemical..............    20,000
Rayonier..........................     4,000
Silicon Graphics..................    11,000
Sunbeam, Zero Coupon, due 3/25/18.$2,500,000(1)


Reductions+
----------------------------------------------------
                                       Shares
                                  ------------------
Airborne Freight..................    25,000
American General..................     8,500
Ameron............................       900
Apple Computer ...................     5,000(2)
ASARCO............................    10,000(2)
Bank of New York..................     8,000
BJ's Wholesale Club...............     5,000
Canadian Pacific..................     5,000
CNA Financial.....................     2,700
Crown Crafts......................     4,200(2)
Deltic Timber.....................     5,000
Federal Home Loan Mortgage........    21,000
First Chicago NBD.................    27,900
Fremont General...................    18,100
Genzyme...........................    11,000(2)
Harcourt General..................     4,100
Humana............................     4,000
Loews.............................     6,000
Medeva--ADR........................    2,800
Monsanto..........................     9,000
New Germany Fund..................    20,067(2)
Reliance Group Holdings...........     4,000
UNUM..............................    10,600

------------
(1) New addition.      (2) Elimination.
+Exclusive of changes resulting entirely from mergers, stock dividends, stock splits, and reverse stock splits.

S A L O M O N   B R O T H E R S   O P P O R T U N I T Y   F U N D   I N C

Statement of Net Assets August 31, 1998

Common Stocks -- 80.9% of Net Assets
------------------------------------------------------------------------------------------------------------
     Shares                                                                        Cost            Value
------------------------------------------------------------------------------------------------------------
               Banks - 15.5%
    930,976    Bank of New York.......................................          $ 2,613,899    $ 22,517,982
     14,020    First Chicago NBD......................................              105,618         888,518
      3,000    Mellon Bank............................................              231,368         156,000
      8,250    Mercantile Bancorporation..............................               45,630         362,484
    130,000    Popular................................................            1,526,008       3,640,000
                                                                                -----------    ------------
                                                                                  4,522,523      27,564,984
                                                                                -----------    ------------
               Basic Industry - 7.2%
     28,900    Amcast Industrial......................................              524,600         442,531
      5,000    Champion International.................................              200,300         165,000
      7,000    Citation *.............................................               70,288          74,375
      9,700    Cone Mills *...........................................               77,270          68,506
      6,000    Deltic Timber..........................................               61,588         135,750
     35,400    Dravo *................................................              370,237         238,950
      5,000    Intercargo.............................................               46,500          50,000
      9,500    International Shipholding..............................              162,883         145,469
     45,000    Mississippi Chemical...................................              866,559         565,313
     76,500    Monsanto...............................................              856,225       4,183,594
     10,000    MotivePower Industries *...............................               62,125         200,000
     18,000    NL Industries *........................................              199,350         357,750
      8,000    National Processing....................................               86,293          66,500
     11,077    Newmont Mining.........................................              289,765         151,616
     28,000    Rayonier...............................................            1,023,383       1,092,000
     17,100    Solutia................................................               87,639         383,681
      5,500    Southern Peru Copper...................................               70,455          48,469
      4,000    Stone Container *......................................               70,240          41,750
     87,500    TRC Companies *........................................              565,847         355,469
     34,100    Tecumseh Products, Class A.............................              930,235       1,621,881
     47,000    Tecumseh Products, Class B.............................            2,049,576       2,397,000
                                                                                -----------    ------------
                                                                                  8,671,358      12,785,604
                                                                                -----------    ------------
               Biotechnology & Drugs - 0.7%
     28,000    Medeva-- ADR...........................................              272,680         203,000
     25,375    Pharmacia & Upjohn.....................................              567,213       1,054,648
                                                                                -----------    ------------
                                                                                    839,893       1,257,648
                                                                                -----------    ------------
               Construction - 1.0%
     26,700    Ameron.................................................              526,254       1,016,269
      5,000    Foster Wheeler.........................................              128,475          61,563
     29,050    Liberty Homes, Class A.................................              341,813         360,403
     24,750    Liberty Homes, Class B.................................              325,688         297,000
                                                                                -----------    ------------
                                                                                  1,322,230       1,735,235
                                                                                -----------    ------------

                                                                         Page 5

S A L O M O N   B R O T H E R S   O P P O R T U N I T Y   F U N D   I N C

Common Stocks (continued)
------------------------------------------------------------------------------------------------------------
     Shares                                                                        Cost            Value
------------------------------------------------------------------------------------------------------------
               Consumer Goods - 5.2%
     35,500    Alexander & Baldwin....................................          $   169,490    $    834,250
      4,729    Ames Dept Stores, Warrants, Series C, expires 1/31/99 *                4,729          65,024
     15,000    Angeion *..............................................               59,150          34,688
     26,500    BJ's Wholesale Club *..................................              194,396         894,375
      4,000    Converse *.............................................               41,240          11,750
     10,900    Harcourt General.......................................              536,486         529,331
     31,500    Homebase...............................................               74,468         192,938
     14,800    IBP....................................................              318,738         245,125
     20,737    News Corporation-- ADR.................................              155,591         435,477
    100,000    Philips Electronics N.V.-- ADR.........................            1,281,995       5,993,750
                                                                                -----------    ------------
                                                                                  2,836,283       9,236,708
                                                                                -----------    ------------
               Energy - 6.4%
     28,000    Murphy Oil.............................................              773,903         988,750
    260,000    Royal Dutch Petroleum, 5 Guilder.......................            1,602,394      10,335,000
                                                                                -----------    ------------
                                                                                  2,376,297      11,323,750
                                                                                -----------    ------------
               Finance - 9.6%
     20,310    American General.......................................              238,185       1,304,918
     90,000    Federal Home Loan Mortgage.............................              238,650       3,555,000
     60,300    Leucadia National......................................              234,997       1,669,556
    110,000    Loews..................................................            2,347,752       9,281,250
      5,481    NationsBank............................................               18,168         312,417
     48,000    Pioneer Group..........................................              167,500         861,000
                                                                                -----------    ------------
                                                                                  3,245,252      16,984,141
                                                                                -----------    ------------
               Health Care - 1.1%
      7,700    Foundation Health Systems, Class A *...................              110,903          86,144
      6,827    HEALTHSOUTH *..........................................              123,389         129,286
     36,000    Humana *...............................................              436,285         468,000
     22,077    Wellpoint Health Networks *............................              872,533       1,178,360
                                                                                -----------    ------------
                                                                                  1,543,110       1,861,790
                                                                                -----------    ------------
               Insurance-Life, Accident & Health - 3.6%
     16,875    American International Group...........................              440,675       1,304,648
     14,000    Aon....................................................              225,692         875,875
      8,739    Delphi Financial Group, Class A........................              136,494         364,853
      1,714    Delphi International *.................................                8,784          25,710
     19,025    Fremont General........................................              275,449         813,319
      5,900    Kansas City Life Insurance.............................              293,813         388,663
     28,000    Provident Companies....................................              395,740       1,008,000
     38,400    UNUM...................................................              164,292       1,689,600
                                                                                -----------    ------------
                                                                                  1,940,939       6,470,668
                                                                                -----------    ------------

S A L O M O N   B R O T H E R S   O P P O R T U N I T Y   F U N D   I N C

Common Stocks (continued)
------------------------------------------------------------------------------------------------------------
     Shares                                                                        Cost            Value
------------------------------------------------------------------------------------------------------------
               Insurance-Property & Casualty - 20.3%
     15,840    Allmerica Financial....................................          $   691,020    $    944,460
    105,300    CNA Financial *........................................            1,263,885       3,856,608
    328,000    Chubb..................................................            2,802,937      20,500,000
     40,000    Merchants Group........................................              600,000         810,000
     45,000    Old Republic International.............................              604,723       1,004,063
    220,750    Orion Capital..........................................            1,613,477       8,222,938
      4,000    Reliance Group Holdings................................               32,740          50,500
     18,500    Trenwick Group.........................................              304,863         638,250
                                                                                -----------    ------------
                                                                                  7,913,645      36,026,819
                                                                                -----------    ------------
               Real Estate - 2.6%
    127,700    Forest City Enterprises, Class A.......................            1,007,463       2,897,194
     66,100    Forest City Enterprises, Class B, Conv.................              482,889       1,652,500
                                                                                -----------    ------------
                                                                                  1,490,352       4,549,694
                                                                                -----------    ------------
               Technology - 1.3%
     10,000    Inso *.................................................              171,500         155,000
     24,000    Intel..................................................               99,250       1,708,500
     15,000    National Semiconductor *...............................              287,525         136,875
      5,000    Seagate Technology *...................................              124,050          87,500
     25,802    Silicon Graphics *.....................................              479,786         233,831
                                                                                -----------    ------------
                                                                                  1,162,111       2,321,706
                                                                                -----------    ------------
               Transportation - 6.4%
     79,200    AMR *..................................................            1,828,141       4,316,400
     69,000    Airborne Freight.......................................              216,341       1,345,500
     28,000    Canadian Pacific.......................................              433,810         530,250
      4,000    FDX *..................................................              275,990         200,250
     84,000    General Dynamics.......................................              928,543       3,995,250
      9,000    Lockheed Martin........................................              308,520         786,938
     11,600    Overseas Shipholding Group.............................              178,239         165,300
                                                                                -----------    ------------
                                                                                  4,169,584      11,339,888
                                                                                -----------    ------------
               TOTAL COMMON STOCKS....................................           42,033,577     143,458,635
                                                                                -----------    ------------

   Principal
    Amount
-------------
               CONVERTIBLE CORPORATE BONDS - 1.0%
               Consumer Goods - 1.0%
 $1,750,000    Fine Host, 5.00%, due 11/1/04..........................            1,204,483       1,268,750
  2,500,000    Sunbeam, Zero Coupon, due 3/25/18......................              548,585         456,250
                                                                                -----------    ------------
                                                                                  1,753,068       1,725,000
                                                                                -----------    ------------
               TOTAL INVESTMENTS-- 81.9%..............................          $43,786,645     145,183,635
                                                                                ===========    ------------

                                                                         Page 7

S A L O M O N   B R O T H E R S   O P P O R T U N I T Y   F U N D   I N C

Statement of Net Assets August 31, 1998 (concluded)

Corporate Short-Term Notes -- 17.8%
----------------------------------------------------------------------------------------------------------------
  Principal
   Amount                                                                                    Value
----------------------------------------------------------------------------------------------------------------
 $9,017,000    American Express Credit, 5.565%, due 9/1/98..........................             $  9,025,364
  5,281,000    Chevron Oil Finance, 5.535%, due 9/2/98..............................                5,285,060
  8,003,000    Exxon Asset Management, 5.513%, due 9/4/98...........................                8,004,226
  9,275,000    General Electric Capital, 5.355%, due 9/3/98.........................                9,280,518
                                                                                                 ------------
               TOTAL CORPORATE SHORT-TERM NOTES.....................................               31,595,168
                                                                                                 ------------

               CASH, RECEIVABLES AND OTHER ASSETS - 0.4%........................... $  779,976
               LIABILITIES - (0.1%)................................................   (289,633)       490,343
                                                                                    ----------   ------------
               NET ASSETS - 100.0% -- equivalent to $47.36, offering and
                 redemption price per share on 3,742,735 shares of $.01 par value capital stock outstanding;
                 15,000,000 shares authorized.......................................             $177,269,146
                                                                                                 ============

               Net Assets consist of:
               Capital stock........................................................             $     37,427
               Additional paid-in capital...........................................               59,904,384
               Undistributed net investment income..................................                1,027,853
               Undistributed net realized gain......................................               14,902,492
               Net unrealized appreciation on investments...........................              101,396,990
                                                                                                 ------------
               Net Assets...........................................................             $177,269,146
                                                                                                 ============
               Net Asset Value Per Share............................................                   $47.36
                                                                                                       ======

---------
*Non-income producing security.

                 See accompanying notes to financial statements.
Page 8

S A L O M O N   B R O T H E R S   O P P O R T U N I T Y   F U N D   I N C

Statement of Operations for the year ended August 31, 1998

Investment Income
Income:
  Dividends (net of foreign withholding taxes of $83,978) ...........................    $  2,511,339
  Interest...........................................................................       1,536,313
                                                                                         ------------
                                                                                            4,047,652

Expenses:
  Management fee (Note 3)..............................................   $ 2,080,479
  Custodian............................................................        58,460
  Shareholder services.................................................        47,420
  Audit and tax return preparation fees................................        43,830
  Printing.............................................................        37,030
  Legal................................................................        25,920
  Registration and filing fees.........................................        16,950
  Directors' fees and expenses.........................................         7,730
  Other................................................................         9,560       2,327,379
                                                                           ----------    ------------
Net investment income................................................................       1,720,273
                                                                                         ------------


Net Realized and Unrealized Gain (Loss) on Investments:
  Net realized gain on investments...................................................      15,568,652
  Decrease in net unrealized appreciation on investments.............................     (22,723,931)
                                                                                         ------------
Net realized gain and decrease in net unrealized appreciation on investments.........      (7,155,279)
                                                                                         ------------
Net decrease in net assets from operations...........................................    $ (5,435,006)
                                                                                         ============

                 See accompanying notes to financial statements.

S A L O M O N   B R O T H E R S   O P P O R T U N I T Y   F U N D   I N C

Statement of Changes in Net Assets

For the Years Ended August 31,                                                      1998                  1997
-------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income....................................                     $  1,720,273          $  1,569,252
  Net realized gain on investments.........................                       15,568,652             5,082,896
  Increase (Decrease) in net unrealized appreciation
    on investments.........................................                      (22,723,931)           48,679,695
                                                                                ------------          ------------
  Net increase (decrease) in net assets from operations....                       (5,435,006)           55,331,843
                                                                                ------------          ------------

Distributions to Shareholders from:
  Net investment income....................................                       (1,444,133)           (2,272,506)
  Net realized gain on investments.........................                       (5,165,552)           (5,571,305)
                                                                                ------------          ------------
                                                                                  (6,609,685)           (7,843,811)
                                                                                ------------          ------------
Capital Share Transactions:
  Net proceeds from sales of 97,900 and 187,581 shares,
    respectively...........................................                        5,372,304             8,167,100
  Net asset value of 98,645 and 149,980 shares, respectively, issued in reinvestment of net investment income and net
    realized gain distributions............................                        5,244,472             6,282,472
  Payment for redemption of 176,190 and 362,924 shares,
    respectively...........................................                       (9,798,741)          (15,425,967)
                                                                                ------------          ------------
  Change in net assets resulting from capital share
    transactions, representing net increase of 20,355
     and net decrease of 25,363 shares, respectively.......                          818,035              (976,395)
                                                                                ------------          ------------
Total increase (decrease) in net assets....................                      (11,226,656)           46,511,637

Net Assets:
  Beginning of year........................................                      188,495,802           141,984,165
                                                                                ------------          ------------
  End of year (includes undistributed net investment income
     of $1,027,853 and $729,573, respectively).............                     $177,269,146          $188,495,802
                                                                                ============          ============

                 See accompanying notes to financial statements.

S A L O M O N   B R O T H E R S   O P P O R T U N I T Y   F U N D   I N C

Notes to Financial Statements

1.   Significant Accounting Policies

The Fund is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary objective is to achieve above average long-term capital appreciation. Current income is a secondary objective. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

           (a) Securities Valuation. Portfolio securities listed or traded on national securities exchanges, or reported on the NASDAQ national market system, are valued at the last sale price, or if there have been no sales on that day, at the mean of the current bid and asked price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and asked price. If no quotations are readily available (as may be the case for securities of limited marketability), such portfolio securities are valued at a fair value determined pursuant to procedures established by the Board of Directors. Corporate short-term notes with maturities of 60 days or less at date of purchase are valued at cost plus interest earned, which approximates market value.

           (b) Federal Income Taxes. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax or excise tax provision is required.

           (c) Dividends and Distributions. The Fund declares and pays dividends from net investment income and distributions from net realized gains, if any, annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are due primarily to deferral of wash sale and post-October losses. Permanent book/tax differences are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as tax return of capital.

S A L O M O N   B R O T H E R S   O P P O R T U N I T Y   F U N D   I N C

Notes to Financial Statements (concluded)

           (d) Other. Securities transactions are recorded as of the trade date. Dividend income and dividends payable are recorded on the ex-dividend date. Interest income is recognized when earned. Noncash dividend income is recorded based on market or fair value of property received. Gains or losses on sales of securities are calculated for financial accounting and Federal income tax purposes on the identified cost basis.

2.   Capital Stock

     Payable for Fund shares redeemed at August 31, 1998 amounted to $71,538.

3.   Management Fee and Other Transactions

     The Fund retains Salomon Brothers Asset Management Inc ("SBAM"), a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), to act as investment manager of the Fund, subject to the supervision by the Board of Directors of the Fund. The management agreement with SBAM was most recently approved by shareholders at a special meeting held on January 14, 1998. Approval of the agreement was necessary due to the merger of Salomon Inc, which had been the ultimate parent company of the investment manager, with and into SSBH, which occurred on November 28, 1997. SBAM furnishes the Fund with office space and pays the compensation of its officers. The management fee for these services is payable monthly at an annual rate of 1% of average daily net assets. The management fee payable at August 31, 1998 was $168,149.

     The Fund pays each Director not affiliated with the SBAM a fee of $500 for attendance at each board meeting and reimbursement for travel and out-of-pocket expenses for each board meeting attended.

4.   Portfolio Activity

     The cost of securities purchased and proceeds from securities sold (excluding corporate short-term notes) during the year ended August 31, 1998 aggregated $5,955,220 and $23,179,813, respectively.

     Cost of securities held (excluding corporate short-term notes) on August 31, 1998 for Federal income tax purposes was $43,786,645. As of August 31, 1998, gross unrealized appreciation and depreciation, based on cost for Federal income tax purposes, amounted to $103,422,662 and $2,025,672, respectively, resulting in net unrealized appreciation of $101,396,990.

S A L O M O N   B R O T H E R S   O P P O R T U N I T Y   F U N D   I N C

Financial Highlights

Selected data per share of capital stock outstanding throughout each year:

                                                                  Year Ended August 31,
------------------------------------------------------------------------------------------------------------
                                                        1998       1997        1996        1995       1994
------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year.......              $50.64     $37.89      $35.75      $31.47     $31.91
                                                       ------     ------      ------      ------     ------

Net investment income....................                0.46       0.43        0.60        0.45       0.42

Net gains (or losses) on securities
  (both realized and unrealized).........               (1.95)     14.46        3.38        5.68       1.48
                                                       ------     ------      ------      ------     ------

  Total from investment operations.......               (1.49)     14.89        3.98        6.13       1.90
                                                       ------     ------      ------      ------     ------

Less dividends and distributions:

Dividends from net investment income.....               (0.39)     (0.62)      (0.48)      (0.37)     (0.64)

Distributions from net realized gain
  on investments.........................               (1.40)     (1.52)      (1.36)      (1.48)     (1.70)
                                                       ------     ------      ------      ------     ------

  Total dividends and distributions......               (1.79)     (2.14)      (1.84)      (1.85)     (2.34)
                                                       ------     ------      ------      ------     ------

Net asset value, end of year.............              $47.36     $50.64      $37.89      $35.75     $31.47
                                                       ======     ======      ======      ======     ======

Total investment return based on net
  asset value per share..................               -3.3%     +40.5%      +11.4%      +21.1%      +6.4%

Ratios/Supplemental Data:

Net assets, end of year (thousands)......            $177,269   $188,496    $141,984    $131,237   $118,755

Ratio of expenses to average net assets..               1.12%      1.16%       1.18%       1.18%      1.22%

Ratio of net investment income to
  average net assets.....................               0.83%      0.95%       1.59%       1.39%      1.29%

Portfolio turnover rate..................                  3%         4%          5%          8%        13%

                 See accompanying notes to financial statements.
                                                                        Page 13

S A L O M O N   B R O T H E R S   O P P O R T U N I T Y   F U N D   I N C

Report of Independent Accountants

To the Board of Directors and Shareholders of Salomon Brothers Opportunity Fund Inc

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Opportunity Fund Inc (the "Fund") at August 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
October 21, 1998


                           TAX INFORMATION (UNAUDITED)

        We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end as to the federal tax status of distributions paid by the Fund during such fiscal year. Accordingly, during its fiscal year ended August 31, 1998, the Fund paid distributions from realized long-term capital gains (20% tax rate) of $0.90 and from mid-term capital gains (28% tax rate) of $0.46 per share, which are taxable as such.

        We wish to advise you that the corporate dividends received deduction for the Fund is 92%.

S A L O M O N   B R O T H E R S   O P P O R T U N I T Y   F U N D   I N C


Directors

Irving Brilliant
      President

B. Alexander Gaguine
      Consultant

Rosalind A. Kochman
      Administrator and counsel,
      Kochman Eye Surgical Facility

Irving Sonnenschein
      Partner of law firm of Sonnenschein,
      Sherman & Deutsch

Officers

Irving Brilliant
      President and Portfolio Manager

Lewis E. Daidone
      Executive Vice President and Treasurer

Anthony Pace
      Assistant Controller


Salomon Brothers Opportunity Fund Inc

      7 World Trade Center
      New York, New York  10048
      1-888-777-0102, toll free

Investment Manager
      Salomon Brothers Asset Management Inc
      7 World Trade Center
      New York, New York  10048

Distributor
      CFBDS, Inc.
      21 Milk Street
      Boston, Massachusetts 02109-5408

Custodian
      Investors Bank & Trust Company
      200 Clarendon Street
      Boston, Massachusetts 02116

Dividend Disbursing and Transfer Agent
      First Data Investor Services Group, Inc.
      53 State Street
      Boston, Massachusetts  02109-2873

Legal Counsel
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York  10017-3909

Independent Accountants
      PricewaterhouseCoopers LLP
      1177 Avenue of the Americas
      New York, New York 10036

----------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of Salomon Brothers Opportunity Fund Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

Salomon Brothers Asset Management
P.O. Box 5127
Westborough, MA 01581-5127


                                   FIRST-CLASS
                                  U.S. POSTAGE
                                      PAID
                                NORTH READING, MA
                                  PERMIT No. 105